CSFB05-2G5AR2  - 5A6

CREDIT SUISSE FIRST BOSTON

Balance   $5,219,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    6.00000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1	2	3	4	5	6	7	8	9	10

	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield	Yield
99-00.00	6.124	6.127	6.131	6.137	6.149	6.170	6.227	6.252	6.299	6.343
99-08.00	6.105	6.106	6.109	6.113	6.120	6.133	6.167	6.182	6.210	6.237
99-16.00	6.086	6.086	6.087	6.088	6.091	6.095	6.107	6.112	6.122	6.132
99-24.00	6.067	6.066	6.065	6.064	6.062	6.058	6.048	6.043	6.035	6.026
100-00.00	6.047	6.046	6.044	6.040	6.033	6.021	5.988	5.974	5.947	5.921
100-08.00	6.028	6.026	6.022	6.016	6.005	5.984	5.929	5.905	5.860	5.817
100-16.00	6.009	6.006	6.001	5.992	5.976	5.947	5.870	5.837	5.773	5.712
100-24.00	5.991	5.986	5.979	5.968	5.948	5.910	5.811	5.768	5.686	5.609
101-00.00	5.972	5.967	5.958	5.944	5.920	5.874	5.752	5.700	5.600	5.505
101-08.00	5.953	5.947	5.937	5.920	5.892	5.837	5.694	5.632	5.514	5.402
101-16.00	5.934	5.927	5.915	5.896	5.864	5.801	5.636	5.564	5.428	5.299
101-24.00	5.916	5.908	5.894	5.873	5.836	5.764	5.577	5.496	5.342	5.196
102-00.00	5.897	5.888	5.873	5.849	5.808	5.728	5.519	5.429	5.257	5.093
102-08.00	5.879	5.869	5.852	5.825	5.780	5.692	5.462	5.362	5.172	4.991
102-16.00	5.860	5.850	5.831	5.802	5.752	5.656	5.404	5.295	5.087	4.890
102-24.00	5.842	5.831	5.810	5.779	5.725	5.620	5.346	5.228	5.002	4.788
103-00.00	5.824	5.811	5.790	5.755	5.697	5.585	5.289	5.161	4.918	4.687
103-08.00	5.805	5.792	5.769	5.732	5.670	5.549	5.232	5.095	4.834	4.586
103-16.00	5.787	5.773	5.748	5.709	5.642	5.513	5.175	5.029	4.750	4.486
103-24.00	5.769	5.754	5.728	5.686	5.615	5.478	5.118	4.963	4.666	4.385
104-00.00	5.751	5.735	5.707	5.663	5.588	5.443	5.061	4.897	4.583	4.286

Spread @ Center Price	129	132	139	146	152	161	178	180	179	174
WAL	27.07	24.39	20.87	17.11	13.20	9.10	4.99	4.20	3.22	2.64
Mod Durn	13.15	12.54	11.59	10.35	8.75	6.74	4.21	3.62	2.86	2.38
Principal Window	Nov29 - Sep34	Oct25 - Sep34	Jul21 - Sep34	Sep17 - Sep34	Feb14 - Sep34	Feb12 - Sep34	Oct09 - Jul10	Feb09 - Aug09	Mar08 - Jul08	Aug07 - Nov07

Prepay	100 PSA	150 PSA	200 PSA	250 PSA	300 PSA	350 PSA	500 PSA	600 PSA	800 PSA	1000 PSA

Treasury Mat 6MO 2YR 3YR 5YR 10YR 30YR
Yld 2.894 3.435 3.612 3.858 4.266 4.649

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.

CSFB05-2G5AR2  --  5A6

CREDIT SUISSE FIRST BOSTON

Balance   $5,219,000.00   Delay           24            WAC   6.440000000    WAM    355

Coupon    6.00000         Dated           02/01/2005    NET   6              WALA   5

Settle    02/28/2005      First Payment   03/25/2005

Price	1	2	3	4	5	6	7	8	9	10

This information is being provided in response to your specific request for information. The information has been prepared and furnished to you solely by CREDIT SUISSE FIRST BOSTON LLC (CSFB) and not the Issuer of the Securities or any of its affiliates. The preliminary description of the underlying assets has not been independently verified by CSFB. CSFB is not acting as agent for the Issuer or its affiliates in connection with the proposed transaction. All information contained herein is preliminary, limited in nature and subject to completion or amendment. CSFB makes no representation that the above referenced security will actually perform as described in any scenario. The above analysis alone is not intended to be a prospectus and any investment decision with respect to the security should be made by you based solely upon the information contained in the final prospectus. Under no circumstances shall the information presented constitute an offer to sell or solicitation of an offer to buy nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. The securities may not be sold nor may an offer to buy be accepted prior to the delivery of a final prospectus relating to the securities.